POWER OF ATTORNEY

	For Executing Forms 3, 4 and 5

Know all by these present, that the undersigned hereby constitutes and appoints each
Gifford R. Zimmerman, Larry W. Martin,
Kevin J. McCarthy, Mary E. Keefe,
Christopher M. Rohrbacher and Demark L. Winget, his/her true and lawful attorney-in-fact to:

(1)		execute for and on behalf
of the undersigned Forms 3, 4 and 5
(and any amendments thereto) in connection with the Nuveen Investments Closed-End
Exchange Traded Funds and in accordance
with the requirements of Section 16(a) of the Securities Exchange Act of 1934 and
Section 30(f) of the Investment Company
Act of 1940 and the rules thereunder;

(2)		do and perform any and all
acts for and on behalf of the undersigned which may be necessary or desirable in connection with the execution and timely filing of any such Form 3, 4 and 5 (and any amendment thereto) with the United States
Securities and Exchange Commission, the
New York Stock Exchange and any other
authority; and

(3)		take any other action
of any type whatsoever in connection
with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

The undersigned hereby grants to each
such attorney-in-fact full power and
authority to do and perform each and
every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with the full power of substitute, by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934
and Section 30(f) of the Investment Company
Act of 1940.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this _4th_ day
of _August_ 2009__.


/s/ Isabel Satra
Signature

Isabel Satra
Print Name

STATE OF Illinois	)
			)
COUNTY OF Cook		)


On this _4th_ day of _August_ 2009_,
personally appeared before me, a
Notary Public in and for said County
and State, the person named above who
is known to me to be the person whose
name and signature is affixed to the
foregoing Power of Attorney and who
acknowledged the same to be his
voluntary act and deed for the intent
and purposes therein set forth.



___/s/ Mary Catherine Finneran	__
Notary Public
My Commission Expires:  02/06/10